UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

☑ Filed by the Registrant	☐ Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

BorgWarner Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # QAARV1-P12345 Get informed before you vote Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 148,294 322,224 1 OF 4 30# XXXX XXXX XXXX XXXX V2.1 BORGWARNER INC. 2026 Annual Meeting Vote by April 28, 2026 11:59 PM ET BORGWARNER INC. ATTN: FAVIOLA BOGEN 3850 HAMLIN RD. AUBURN HILLS, MI 48326 You invested in BORGWARNER INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 29, 2026. View the Notice & Proxy Statement, Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 29, 2026 9:00 AM EDT 3850 Hamlin Road Auburn Hills, Michigan, 48326 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

	Voting Items	Board Recommends
1.	Election of Directors **Nominees:**	
1A	Joseph F. Fadool	For
1B	Sara A. Greenstein	For
1C	Michael S. Hanley	For
1D	Shaun E. McAlmont	For
1E	Deborah D. McWhinney	For
1F	Alexis P. Michas	For
1G	Sailaja K. Shankar	For
1H	Hau N. Thai-Tang	For
2.	Approve, on an advisory basis, the compensation of our named executive officers.	For
3.	Ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2026.	For
4	Approve the Amended and Restated BorgWarner Inc. 2023 Stock Incentive Plan.	For
5	Vote on stockholder proposal regarding action by written consent.	Against

NOTE: Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

QAARV2-P12345

1.00000
322,224
148,294
CLT ID

Get informed before you vote *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! FLASHID-JOB# For complete information and to vote, visit www.ProxyVote.com Control # Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 148,294 322,224 1 OF 2 30# Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 XXXX XXXX XXXX XXXX BORGWARNER INC. 2026 Annual Meeting Vote by April 28, 2026 11:59 PM ET You invested in BORGWARNER INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 29, 2026. View the Notice & Proxy Statement, Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 29, 2026 9:00 AM EDT 3850 Hamlin Road Auburn Hills, Michigan, 48326

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

BORGWARNER INC.
2026 Annual Meeting
Vote by April 28, 2026
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1A	Joseph F. Fadool	For
1B	Sara A. Greenstein	For
1C	Michael S. Hanley	For
1D	Shaun E. McAlmont	For
1E	Deborah D. McWhinney	For
1F	Alexis P. Michas	For
1G	Sailaja K. Shankar	For
1H	Hau N. Thai-Tang	For
2.	Approve, on an advisory basis, the compensation of our named executive officers.	For
3.	Ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2026.	For
4	Approve the Amended and Restated BorgWarner Inc. 2023 Stock Incentive Plan.	For
5	Vote on stockholder proposal regarding action by written consent.	Against

NOTE: Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

FLASHID-JOB#